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                                                                 Exhibit 99.B11a



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

The Board of Directors of American National Insurance Company and
The Policy Owners of American National Variable Life Separate Account:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus in connection with the registration on Form S-6.



                                        KPMG LLP


Houston, Texas
April 25, 2001